SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the  registrant  |_|
Check the appropriate box:

|_| Preliminary proxy statement |_| Confidential, for use of the Commission only
                                    (as permitted by Rule 14a-6 (e)(2)

|X|  Definitive proxy statement

|_|  Definitive additional materials

|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       U.S. AUTOMOTIVE MANUFACTURING, INC.
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                (Name of Registrant as Specified in Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price of other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11: 1*

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:
|_|  Fee paid previously with preliminary materials.
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|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, schedule or Registration Statement no.:

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(3)  Filing party:

(4)  Date filed:

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1*   Set forth the amount on which the filing fee is calculated and state how it was determined.

                       U.S. AUTOMOTIVE MANUFACTURING, INC.
                            Route 627, Airport Drive
                             Tappahannock, VA 22560


                                        May 22, 1998


Dear Fellow Stockholders:

     You are cordially invited to attend our Annual Meeting of Stockholders which will be held on June 30, 1998 at 10:00 A.M., local time, at 711 Fifth Avenue, 11th Floor, New York, New York 10022.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Securities Transfer Corporation, in writing, at 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                        Cordially,


                                        John W. Kohut
                                        Chairman of the Board

                       U.S. AUTOMOTIVE MANUFACTURING, INC.
                            Route 627, Airport Drive
                             Tappahannock, VA 22560
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 1998
                              --------------------


To the Stockholders of U.S. AUTOMOTIVE MANUFACTURING, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of U.S. Automotive Manufacturing, Inc. (the "Company") will be held on Tuesday, June 30, 1998, at 10:00 A.M., local time, at 711 Fifth Avenue, 11th Floor, New York, New York 10022 for the following purposes:

     1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's 1998 Stock Option Plan;

     2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to authorize the Board of Directors of the Company to issue Preferred Stock; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on May 22, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

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IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                                             By Order of the Board of Directors,

                                             John W. Kohut
                                             Chairman of the Board
May 22, 1998

                                 PROXY STATEMENT

                       U.S. AUTOMOTIVE MANUFACTURING, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 1998


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. AUTOMOTIVE MANUFACTURING, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 30, 1998, including any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 22, 1998.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                         Route 627, Airport Drive
                         Tappahannock, VA 22560
                         Telephone No.: (800) 446-3032


                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on May 22, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 15,724,893 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.


                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock cast with respect thereto, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

     The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to shareholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                              ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, four (4) directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 1999. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he or she will be available to serve.


         Name                              Position
         ----                              --------

         Martin Chevalier                  Chief Executive Officer, President
                                           and Director

         John W. Kohut                     Chairman of the Board, Primary
                                           Financial Officer, Director(1)

         David Love                        Director(1)

         Mandel Sherman                    Director(1)

----------

(1)  Member, Audit Committee


     John W. Kohut, age 51, has been a director of the Company since August 1997 and has served as the Chairman of the Board of the Company since Quality Automotive Company ("Quality"), a wholly-owned subsidiary of the Company as of the date of this Proxy, was acquired, by merger, on August 29, 1997. Mr. Kohut also has served since August, 1997 as the primary financial officer of the Company. Prior to the Merger, he was a substantial equity owner in Quality. Since January 1991 Mr. Kohut has served as President of RamKo Venture Management, Inc. ("RamKo"), an investment banking and consulting firm. He currently continues to serve in such capacity. The Company has engaged RamKo as a consultant to the Company since December 1996.

     Martin Chevalier, age 52, has been a director of the Company since August 1997 and has served as President and Chief Executive Officer of the Company following the Merger. He also has served as President of Quality since December 1988. Prior to the Merger, he was also a principal equity owner of Quality.

     David Love, age 63, has been a director of the Company since July 1996. He has served as Chairman of the Audit Committee since August 1997. Over the past five plus years, Mr. Love has been a practicing independent Certified Public Accountant and attorney in the greater Boston area. In addition, Mr. Love is a practicing arbitrator and mediator. Mr. Love is currently the Chief Financial Officer of Quality Microwave, Inc., a private corporation located in Wilmington, MA, which office he has held since April 1995.

     Mandel Sherman, age 59, has been a director of the Company since July, 1996. Mr. Sherman has also provided consulting services to the Company through Baroque Investments, Inc. ("Baroque"), a consulting firm engaged in December 1995 by the Company, terminating December 31, 2000. Since 1983, Mr. Sherman has served as an investor and manager in a variety of privately-held real estate ventures and more recently, investment firms and companies, including without limitation First Providence Financial Association Inc., a member of NASD. Since 1996, he has served as President and principal stockholder of Miss Sloan Capital Ltd., an investment company and general partner of Elmgrove Associates II, L.P. ("Elmgrove"), which partnership is a principal stockholder of the Company. In the past, Mr. Sherman served as an executive officer in both public and private companies engaged in the precious metals industry. He has also served as President of Westbury Alloys, LLC. and Manager of Wingate Financial Associates, LLC since 1996.

     During the fiscal year ended December 31, 1997, the Board of Directors held 3 meetings which were attended by all of the directors. The Board also took various actions by unanimous written consent in lieu of a meeting. The Company does not have standing nominating or compensation committees of the Board of Directors or committees performing similar functions.

     All directors of the Company hold office until the next annual meeting of the stockholders and the election and qualification of their successors. Officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

     Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by the Company, or within representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 1997, all filing requirements applicable to its officers, directors, and greater than 10 percent beneficial owners were complied with except that (1)

Form 4's, covering January 1997, June 1997 and March 1998, were filed late by Elmgrove; (2) Form 4's, covering March 1996, January 1997, June 1997 and March 1998, were filed late by Mr. Mandel Sherman, the President and principal stockholder of Elmgrove's General Partner; and (3) Form 3, covering July 1996, and Form 4, covering March 1998, were filed late by Mr. David Love.

Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.


                             EXECUTIVE COMPENSATION

     The following table discloses the compensation for the person who served as the Company's principal executive officer during the fiscal year ended December 31, 1997 and for the only other executive officers of the Company whose salaries exceeded $100,000 for the fiscal year ended December 31, 1997 (the "Named Executives"):

                           Summary Compensation Table
                                                            Other Annual
Name/Position                   Year         Salary         Compensation

Martin Chevalier,               1997       $ 75,000(1)          none
President/Chief
Executive Officer

John W. Kohut,                  1997            N/A          $ 60,000(2)
Chairman of the Board

John K. Kenney(3)               1997       $110,000          $ 36,000
                                1996       $110,000          $ 18,000
                                1995       $ 22,856(4)          none

(1) Based on four months employment at an annual rate of $ 225,000. Mr. Chevalier was employed by the Company effective August 29, 1997, following the Merger.

(2) Based on distributions to RamKo, pro-rated over 4 months. The Company engaged RamKo as a consultant on August 29, 1997, at a rate of $ 45,000 per quarter. Mr. Kohut is the President of RamKo. He also became Chairman of the Board of the Company on August 29, 1997. RamKo was initially engaged in December, 1996.

(3) Mr. Kenney served as President and Chief Executive Officer of the Company from mid-October, 1995, until September 2, 1997, at which time he was employed by the Company as Treasurer and Secretary. His effective annual salary rate of $ 110,000 did not change. Mr. Kenney resigned from his position as Treasurer and Secretary, effective March 27, 1998.

(4)  Based on two and one-half months employment at an annual rate of $ 110,000.

Options/SARs

     No options/SARs were granted to, or exercised by, the Named Executives during the fiscal year ended December 31, 1997 or were owned by the Named Executives at December 31, 1997.

Director Fees and Other Remuneration

     All directors shall receive a director's fee of $25,000 per annum in connection with their participation on the Board of Directors; provided, however, that each director shall be deemed to have waived such fee, or portion thereof during that year, to the extent that during such year such director otherwise receives compensation from the Company for services rendered in excess of such aggregate fee. Currently, only Mr. Love receives the $25,000 annual director's fee.

     In addition to his director fees, Mr. Love receives an additional $11,000 for serving as Chairman of the Audit Committee.

Employment and Consulting Arrangements

     The Company has entered into a three-year employment agreement with Martin Chevalier, whereby Mr. Chevalier serves as President and Chief Executive Officer of each of the Company and Quality. The employment agreement provides for an annual base compensation of $ 225,000 plus annual bonuses of (i) five percent (5%) of the first $ 1,000,000 in audited pre-tax consolidated profits of the Company and Quality and (ii) ten percent (10%) of audited pre-tax consolidated profits of the Company and Quality in excess of $ 1,000,000 but not to exceed $ 500,000 in any given year. The employment agreement provides for Mr. Chevalier's employment on a full-time basis and contains a provision that the employee will not compete or engage in a business competitive with the current or anticipated business of the Company during the term of the employment agreement and for a period of two years thereafter. Mr. Chevalier's employment under the employment agreement may be terminated for "cause" by the Company or Quality.

     The Company has entered into a three-year consulting agreement, commencing August 29, 1997, with RamKo, of which Mr. Kohut is the President, pursuant to which RamKo has agreed to provide general business and financial advice to the Company. The agreement provides for quarterly payments of $ 45,000 plus reasonable and necessary expenses. The agreement also provides that services rendered by RamKo shall not exceed twenty-five (25) days in any given calendar quarter (otherwise, the Company is liable to RamKo for an additional charge). In addition, RamKo and its directors, shareholders, agents, officers and employees have agreed not to perform services or engage in any business deemed to be in competition with the Company. The agreement may be terminated for "cause" by the Company.

     The Company has entered into a consulting agreement, terminating December 31, 2000, with Baroque Investments Inc. ("Baroque"), of which Mr. Sherman is the President, pursuant to which Baroque has agreed to provide overall strategic advice and planning in connection with the acquisition and/or development of complementary products and businesses and the finances of the Company. The agreement provides for an annual rate of $ 60,000, payable in monthly installments of $ 5,000, plus reasonable and necessary expenses.

Audit Committee of the Board of Directors

     In August 1997, the Company established an Audit Committee comprised of Messrs. Love, Kohut and Sherman. The Audit Committee, among other things, makes recommendations to the Board of Directors with respect to the engagement of the Company's independent certified public accountants and the review of the scope and effect of the audit engagement.

Stock Plans

     On March 13, 1992, the Company's Board of Directors and stockholders approved the Company's Employee Stock Option Plan (the "ESO Plan"). Under the ESO Plan, in the discretion of the Compensation Committee of the Board of Directors, options may be granted to key employees (including officers) of the Company and its subsidiaries for the purchase of shares of the Company's common stock. Options granted may be (a) incentive stock options within the meaning of the U.S. Internal Revenue Code Section 422(b) or (b) non-qualified options. The ESO Plan does not limit the number of options which may be granted to an employee or the number of shares which may be subject to any option, except that
(y) the aggregate fair market value (as determined at the time the option is granted) of the Company's common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $ 100,000, and (z) no incentive stock options or non-qualified stock options may be granted to any employee who owns (at the time the option is granted) stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or any of its parent corporations or subsidiary corporations. If any option expires, terminates or is canceled for any reason without having been exercised in full, the shares which were reserved for issuance upon its exercise again become available for the purposes of the ESO Plan. The ESO Plan terminates in March 2002. Each option under the ESO Plan is granted pursuant to an agreement with the optionee. The incentive options are subject to anti - dilution protection. The Company is authorized to issue up to 60,000 options under the ESO Plan. During the period of June 12, 1992, through September 30, 1994 options were granted to various employees of the Company at prices ranging from $3.75 to $17.1875. Such options become exercisable at various dates and expire at the end of not more than 10 years from the date of the grant or within sixty days of termination of employment with the Company, which ever is earlier. As of the Record Date, only 1,400 options were outstanding under the ESO Plan.

     On January 14, 1998, the Company's Board of Directors approved for submission to the stockholders at the annual meeting the 1998 Stock Option Plan, which plan is more particularly described and set forth in Proposal I of this Proxy Statement.

Potential Legal Proceedings

Although there are no legal proceedings currently pending against the Company, the Company received notice in December 1997 from five former employees of the Company who claimed that in June 1995 they were granted stock options from the Company under a stock option plan which allegedly entitled them to purchase shares of the Common Stock and that the Company had not fulfilled certain obligations with respect to registering for sale under the Securities Act of 1933 the shares of Common Stock issuable upon exercise of such options. These former employees further claimed that as a result of the Company's failure they have been damaged collectively in the amount of approximately $ 1,500,000. Although a formal action has not commenced, the Company intends to vigorously defend any action that may be brought by such former employees. In addition, while the Company is not in a position at this time to evaluate the likelihood of an unfavorable outcome to the Company in the event that such former employees commence any such action, nor to estimate the amount or range of potential loss to the Company, if any, that it could sustain as a result of an unfavorable outcome, it currently believes, although there can be no assurance, that the potential loss, if any, from such action would not have a material effect on the operations of the Company.


                      VOTING SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each director of the Company; (ii) each person who is known by the Company to beneficially own 5% or more of the outstanding Common Stock; (iii) the Named Executives; and (iv) all of the Company's current directors and executive officers as a group.

                                                      Amount and
                                                       Nature of
  Name and Address of Beneficial                      Beneficial
           Owner(1)                                   Ownership(2)      Percent
----------------------------------------------      ---------------    ---------
Elmgrove Associates II., L.P(3) ..............       2,027,500(4)        11.9%

Mandel Sherman ...............................       2,027,500(4)(5)     11.9%

John W. Kohut ................................         736,228(6)         4.6%

Martin Chevalier .............................       1,102,503(7)         7.0%

David Love ...................................          12,500(8)           *

All executive officers and                           3,878,731(5)(6)
directors as a group (4 persons) .............                           21.8%

----------
*    less than 1%

(1) Unless otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock is c/o the Company.

(2) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days from May 22, 1998 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of May 22, 1998 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common stock beneficially owned by them.

(3) Elmgrove has an address at 210 Dartmouth Avenue, Pawtucket, Rhode Island 02860.

(4) Includes 1,277,500 shares issuable upon exercise of currently exercisable warrants. 750,000 shares of Common Stock held by Elmgrove are also subject to a lock-up agreement, dated August 29, 1997, whereby Elmgrove has agreed to certain volume restrictions and limitations on the sale of its shares over a 5 year period.

(5) Represents shares beneficially owned by Elmgrove. Mr. Sherman may also be deemed to be the beneficial owner of the share by virtue of his position as President of the General Partner of Elmgrove. Mr. Sherman expressly disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(6) All of the shares are subject to a lock-up agreement, dated August 29, 1997, restricting the sale of shares over a 5 year period.

(7) All of the shares are subject to a lock-up agreement, dated August 29, 1997, restricting the sale of shares over a 5 year period.

(8)  Represents shares issuable upon exercise of currently exercisable warrants.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1995, the Company entered into a consulting agreement, terminating December 31, 2000, with Baroque, of which Mr. Sherman (a director of the Company) is the President. Such consulting agreement provides for Baroque to render overall strategic advice and planning in connection with the acquisition and/or development of complementary products and businesses and the finances of the Company. The agreement provides for an annual rate of $60,000, payable in monthly installments of $5,000, plus reasonable and necessary expenses.

     In March 1997, the Company repaid a Promissory Note, in the principal amount of $100,000, plus interest at a rate of 12% per annum, evidencing an indebtedness to Elmgrove, a principal stockholder of the Company, for a loan made by Elmgrove to the Company in 1996. Mandel Sherman, a director of the Company, is the President and principal stockholder of Miss Sloan Capital, Inc., the general partner of Elmgrove.

     In connection with the foregoing loan from Elmgrove and an additional loan, in the amount of $490,000 made by Elmgrove to the Company (which was repaid during 1996), the Company granted Elmgrove 10 year warrants to purchase up to an aggregate of 1,180,000 shares of the Company's common stock at an exercise price of $2.28 per share, subject to adjustment under certain conditions. The Company also provided Elmgrove with piggyback and demand registration rights with respect to the shares issuable upon exercise of the warrants, under certain conditions. The Company may redeem such warrants at a redemption price of $0.05 per warrant.

     On May 31, 1997, the Company borrowed from Elmgrove $350,000, evidenced by a non-negotiable promissory note, bearing interest at a rate of 8% per annum, which was repaid in August 1997. In connection with the loan, the Company granted to Elmgrove 10 year warrants to purchase 10,000 shares of the Common Stock at an exercise price of $3.75 per share.

     In connection with the consummation of the Merger with Quality on August 29, 1997, each of Messrs. Chevalier and Kohut, as shareholders of Quality, received promissory notes from the Company, in the amounts of $2,697,841.73 and $1,802,158.27, respectively, as well as 1,102,503 and 736,228 shares of Common Stock, respectively. Such notes bear interest at a rate of 8% per annum, payable quarterly commencing August 1, 1998, and are payable in full on August 29, 1999. Such notes are the direct obligation of Quality and are guaranteed by the Company, which also pledged all of its stock in Quality as additional collateral. The stock pledge is subordinated to Quality's credit facility with LaSalle Business Credit, Inc. Messrs. Chevalier and Kohut currently serve as directors and, in the case of Chevalier, an officer of the Company.

     On August 29, 1997, the Company also entered into a three-year consulting agreement with RamKo, of which Mr. Kohut (a director and Chairman of the Board of the Company) is the President. Such consulting agreement provides for quarterly payments to RamKo of $ 45,000 plus reasonable and necessary expenses. The consulting agreement also provides that RamKo and its directors, shareholders, agents, officers and employees shall not perform services or engage in any business deemed to be in competition with the Company. The agreement may be terminated for "cause" by the Company.

     On February 27, 1998, the Company sold debt and equity securities to Elmgrove and David Love, an affiliate and a director of the Company, respectively. The sale was made pursuant to a private placement and consisted of
(i) two (2) unsecured non-negotiable promissory notes, in the aggregate principal amount of $400,000, plus interest at the rate of 10.5% per annum and
(ii) five (5) year warrants ("Warrants") to purchase up to an aggregate of 100,000 shares of the Common Stock, maturing in February 2003, at a conversion price of $2.00 per share, subject to adjustment in certain conditions. The net proceeds to the Company were approximately $370,000. The Warrants are redeemable by the Company, upon notice of not less than 30 days at a price of $ 0.05 per Warrant, provided that the closing bid quotation of the Common Stock on all 20 trading days ending on the third day prior to the day of which the Company gives notice of redemption has been at least 150% of the then effective exercise price of the Warrants. The holders of the Warrants shall have the right to exercise them until the close of business on the date fixed for redemption. The exercise price and number of shares of Common Stock or other securities issuable on exercise of the Warrants are subject to adjustment in certain circumstances, including in the event of a stock dividend, recapitalization, reorganization, merger or consolidation of the Company.

                                   PROPOSAL I

                       ADOPTION OF 1998 STOCK OPTION PLAN

     The Board of Directors has adopted the Company's 1998 Stock Option Plan (the "Plan"), subject to approval by the stockholders at the Annual Meeting.

     The Board of Directors believes that it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock through the granting of stock options. The Board of Directors believes that the Plan (i) will provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to retain current key employees, and adequately attract and reward key personnel, and (iii) consequently will prove beneficial to the Company's ability to be competitive. In view of the substantial growth of the Company and the need to continue to expand, the Board of Directors recommends that the Plan should be approved.

     The following summary of the Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Plan, set forth as Exhibit "A" attached hereto and made a part hereof.


Summary of the 1998 Stock Option Plan

     In January 1998, the Board approved, subject to stockholder approval, the Plan authorizing the granting of options to purchase up to 1,000,000 shares of Common Stock subject to adjustment as described below. Any person, including, but not limited to, employees, directors, independent agents, consultants and attorneys believed by the Board of Directors, or if applicable, the Plan's Stock Option Committee, as the case may be, to have contributed to the success of the Company, are eligible to be granted Non-Qualified Stock Options (as defined below) under the Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

     The Plan will be administered by either the Board of Directors or a Stock Option Committee (the "Committee") consisting of two or more members of the Board of Directors, appointed by the Board of Directors, who must be "Non-Employee Directors" (as defined in Rule 16b-3 of the Securities Exchange Act of 1934) and an "outside director" (as defined in Section

162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors or the Committee, as the case may be, will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board of Directors, or Committee, as the case may be, will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the Plan will expire at the close of business on January 13, 2008.


Stock Options

     The Plan provides for the grant of "incentive stock options" as defined in
Section 422 of the Code ("Incentive Stock Options"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board of Directors or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Under the Plan the maximum number of shares that may be covered by stock options granted hereby to any person for the duration of the Plan is 200,000 shares.

     Incentive Stock Options granted pursuant to the Plan are nontransferable by the optionee during his lifetime. All options granted under the Plan, will, unless a shorter term is established by the Board of Directors or the Committee, expire if not exercised within ten years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the Plan, may be exercised within 3 months following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of Directors or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the Incentive Stock Option on the date the Incentive Stock Option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Board of Directors or Committee, as the case may be, may grant individual options under the Plan that contain "cashless exercise" provisions. The Board of Directors or the Committee may also grant individual options containing more stringent provisions than those specified in the Plan.

     Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee shall provide. Stock options granted under the Plan are exercisable until the earlier of (i) a date set by the Board of Directors or the Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after January 13, 2008.


Certain Federal Income Tax Consequences of the Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not be limited under Section 162(m) of the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, the Code provides that if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to NonQualified Stock Options
(i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and not be limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

Recommendation

     THE BOARD OF DIRECTORS BELIEVES THAT THE 1998 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.


                                   PROPOSAL II

                   PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
                 OF INCORPORATION TO AUTHORIZE A PREFERRED STOCK

     The Board of Directors has adopted a resolution unanimously approving and recommending to the Company's stockholder's for their approval of an amendment to the Certificate of Incorporation of the Company which would authorize the issuance of 5,000,000 shares of Preferred Stock. Listed on Exhibit A hereto and incorporated herein by reference is the complete text of the proposed additional language to be substituted in its entirety in lieu of Article FOURTH.

     The proposed amendment will authorize the issuance of 5,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). The Company currently has no authorized stock other than common stock. Upon adoption of the amendment, the Board of Directors will, without further action by the stockholders, unless otherwise required by law or any applicable stock exchange rules, be authorized to issue up to 5,000,000 shares of Preferred Stock at such times, for such purposes and for such consideration as it may determine.

     The authorized shares of Preferred Stock that would be available for issuance if the proposed amendment is approved, could be issued for any proper corporate purpose by the Board at any time without further stockholder approval, subject to applicable law and to the rules of the NASDAQ Stock Market, Inc. ("NASDAQ") that apply to the Company as a result of the quotation of the Company's Common Stock on the NASDAQ SmallCap Market so long as the Company's Common Stock is so quoted. Except as described above, further authorization from the Company's stockholders will be solicited prior to the issuance of Preferred Stock.

     Although it has no present plans or commitments to issue any shares of Preferred Stock, management believes that the availability of such a security may prove useful in connection with financing the capital needs of the corporation, possible future acquisitions and mergers, employee incentive or compensation plans, or other purposes. The authorization will enable the Company to act promptly if appropriate circumstances arise which require the issuance of such shares.

     The proposed amendment would authorize the Board of Directors to provide for the issuance, from time to time, of Preferred Stock in one or more series and to fix the terms of each series. Each series of Preferred Stock could, as determined by the Board of Directors at the time of issuance, rank, in respect of dividends and liquidation, senior to the Common Stock.

     In establishing the terms of a series of Preferred Stock, the Board of Directors would be authorized to set, among other things, the number of shares, the dividend rate and preferences, the cumulative or non-cumulative nature of dividends, the redemption provisions, the sinking fund provisions, the conversion rights, the amounts payable, and preferences, in the event of the voluntary or involuntary liquidation of the Company, and the voting rights in addition to those required by law. Such terms could include provisions prohibiting the payment of Common Stock dividends or purchases by the Company of Common Stock in the event dividends or sinking fund payments on the Preferred Stock were in arrears. In the event of liquidation, the holders of Preferred Stock of each series might be entitled to receive an amount specified for such series by the Board of Directors before any payment could be made to the holders of Common Stock.

     The authorization of new shares of Preferred Stock will not, by itself, have any effect on the rights of the holders of shares of Common Stock. Nonetheless, the issuance of one or more series of Preferred Stock could affect the holders of shares of the Common Stock in a number of respects, including the following: (a) if voting rights are granted to any newly issued series of Preferred Stock, the voting power of the Common Stock will be diluted, (b) the issuance of Preferred Stock may result in a dilution of earnings per share of the Common Stock, (c) dividends payable on any newly issued series of Preferred Stock will reduce the amount of funds available for payment of dividends on the Common Stock, (d) future amendments to the Certificate of Incorporation affecting the Preferred Stock may require approval by the separate vote of the holders of the Preferred Stock or in some cases the holders of shares of one or more series of Preferred Stock (in addition to the approval of the holders of shares of the Common Stock) before action can be taken by the Company, and (e) make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy consent or otherwise.

     The Board of Directors has unanimously determined that the proposed amendment to Article FOURTH of the Company's Certificate of Incorporation is in the best interest of the Company and its stockholders. The Board of Directors therefore recommends a vote FOR adoption of the proposed amendment to Article FOURTH. The affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote at the 1998 Annual Meeting of Stockholders is required for the amendment to Article FOURTH to be effective.


Recommendation


     THE BOARD BELIEVES THAT THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS IN THE BEST INTEREST OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Arthur Andersen, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 1997 and the Board of Directors currently anticipates that it will select Arthur Andersen, LLP to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 1998. A representative of Arthur Andersen, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING
                    FOR FISCAL YEAR ENDING DECEMBER 31, 1999


     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders with respect to the Company's 1999 Annual Meeting must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than January 31, 1999 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 22, 1998. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED TO EACH SUCH STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO:

                       U.S. AUTOMOTIVE MANUFACTURING, INC.
                            ROUTE 627, AIRPORT DRIVE
                             TAPPAHANNOCK, VA 22560

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the

Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.


                                            By order of the Board of Directors,


                                            John W. Kohut
                                            Chairman of the Board



May 22, 1998

                                                                       EXHIBIT A

                             1998 STOCK OPTION PLAN
                                       OF
                       U.S. Automotive Manufacturing, Inc.


     1. Purpose

     U.S. Automotive Manufactuirng, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholder(s). By affording personnel, as well as other individuals and entities who provide services to the Company and its Subsidiaries, the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1998 Stock Option Plan of U.S. Automotive Manufacturing, Inc. (the "1998 Plan") is expected to contribute to the attainment of those objectives.

     The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

     2. Scope and Duration

     Options under the 1998 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non-Qualified Options"). (Unless otherwise indicated, references in the 1998 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1998 Plan is 1,000,000 shares of the common stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted to any employee during the term of the 1998 Plan is 200,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1998 Plan shall have been terminated) become available for subsequent option grants under the 1998 Plan. As provided in paragraph 13, the 1998 Plan shall become effective on January 14, 1998, and unless terminated sooner pursuant to paragraph 14, the 1998 Plan shall terminate on January 13, 2008, and no option shall be granted hereunder after that date.

     3. Administration

     The 1998 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee, if appointed, shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1998 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1998 Plan; to prescribe, amend and rescind rules and regulations relating to the 1998 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1998 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1998 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1998 Plan.

     4. Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1998 Plan. An employee who has been granted an option or options under the 1998 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person or entity, including, but not limited to, employees, directors, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company. Notwithstanding the foregoing, no member of the Board of Directors of the Company or any Subsidiary shall be granted options under the 1998 Plan which entitle the director to purchase more than 20,000 shares of Common Stock (subject to adjustment as provided in paragraph 12 below) in any single calendar year.

     5. Option Price

     The purchase price of the Common Stock covered by each option granted under the 1998 Plan shall be determined by the Board of Directors or the Committee, as the case may be, and, in the case of Incentive Options and Non-Qualified Options, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. Such purchase prices shall be subject to adjustment as provided in paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

     6. Term of Options

     The term of each option shall be not more then 10 years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

     7. Exercise of Options

     (a) Subject to the provisions of the 1998 Plan and unless otherwise provided in the option agreement, options granted under the 1998 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1998 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The

Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1998 Plan shall immediately become exercisable in full upon the happening of any of the following events; (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the stockholder(s) of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment, except as provided in Section 10 herein. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1998 Plan.

     (b) Any option at any time granted under the 1998 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the 1998 Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

     An option at any time granted under the 1998 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

     (c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the
Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (c), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (d) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (e) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee, unless such employee is then an employee of the Company or a Subsidiary.

     8. Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1998 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

     9. Non-Transferability of Options

     Except as otherwise provided in the option agreement with respect to the grant of a Non-Qualified Option, options granted under the 1998 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

     10. Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 1998 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1998 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 1998 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1998 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1998 Plan or in any option granted pursuant to the 1998 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

     11. Death or Disability of Employee

     If an employee to whom an option has been granted under the 1998 Plan shall die while employed by the Company or a Subsidiary or within three (3) months after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1998 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

     12. Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 1998 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1998 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

     13. Effective Date

     The 1998 Plan shall become effective on January 14, 1998, the date of adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company on or before January 13, 1999.

     14. Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 1998 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1998 Plan, materially increase the benefits accruing to participants under the 1998 Plan, or materially modify the requirements as to eligibility for participation in the 1998 Plan, shall be subject to the approval of the Company's stockholder(s), except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. No suspension, termination, modification or amendment of the 1998 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, effect the rights of such employee under such option.

     15. Miscellaneous

     As said term is used in the 1998 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Common Stock.

     The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1998 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1998 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed,
(ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

     During the term of the 1998 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1998 Plan the same as any other option.

     Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1998 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

     16. Compliance with SEC Regulations.

     It is the Company's intent that the 1998 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 1998 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

                                                                       EXHIBIT B


                    Proposed Language to be added to the end
              of Article FOURTH of the Certificate of Incorporation
                     of U.S. Automotive Manufacturing, Inc.

     FOURTH: The total number of shares of capital stock which the Company shall have authority to issue is Thirty-Five Million (35,000,000) shares, of which Thirty Million (30,000,000) shares shall be Common Stock, par value $.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share.

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

          (a) the designation of the series and the number of shares to constitute such series (which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors);

          (b) the dividend rate (or method of determining such rate), any conditions on which and times at which dividends are payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock including the Preferred Stock, and whether such dividends shall be cumulative or non-cumulative;

          (c) whether the series will be redeemable (at the option of the Company or the holders of such shares or both, or upon the happening of a specified event) and, if so, the redemption prices and the conditions and times upon which redemption may take place and whether for cash, property or rights, including securities of the company or another corporation;

          (d) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

          (e) the conversion or exchange rights (at the option of the Company or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments and other terms of conversion or exchange;

          (f) whether the shares of such series shall have voting rights in addition to any voting rights provided as a matter of law and, if so, the terms of such voting rights, which may be general or limited;

          (g) the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue or reissue or sale of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class;

          (h) the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or upon any dissolution of the assets of the Company (including preferences over the Common Stock or other class or classes or series of capital stock including the Preferred Stock);

          (i) the preemptive rights, if any, to subscribe to additional issues of stock or securities of the Company;

          (j) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock; and

          (k) such other special rights and privileges, if any, for the benefit of the holders of the Preferred Stock, as shall not be inconsistent with the provisions of the Certificate of Incorporation, as amended, or applicable law.

     All shares of Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock redeemed, purchased or otherwise acquired by the Company (including share surrendered for conversion) shall be cancelled and thereupon restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

     Except as otherwise may be required by law, and except as otherwise may be proved int he Certificate of Incorporation, as amended, or in the resolution of the Board of Directors of the Company creating any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each share thereof held.

     Except as may be stated and expressed in any resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock,
(i) any amendment to the Certificate of Incorporation which shall increase or decrease the number of shares of any class or classes of authorized capital stock of the Company (but not below the number of shares thereof then outstanding) may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, and (ii) no holder of capital stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any apart of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

                       U.S. AUTOMOTIVE MANUFACTURING, INC.
                            Route 627, Airport Drive
                             Tappahannock, VA 22560

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD JUNE 30, 1998 THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints JOHN KOHUT and MARTIN CHEVALIER, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of U.S. Automotive Manufacturing, Inc. on Tuesday, June 30, 1998, at 711 Fifth Avenue, 11th Floor, New York, New York 10022, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

ELECTION OF DIRECTORS:

               |_| FOR all nominees listed below
               (except as marked to the contrary below).

               |_| WITHHOLD AUTHORITY
                   to vote for all nominees listed below.

Martin Chevalier, John W. Kohut, David Love and Mandel Sherman



(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------
1.   Adoption of 1998 Stock Option Plan

         |_| For           |_| Against      |_| Abstain


--------------------------------------------------------------------------------
2. Adoption of Amendment to Certificate of Incorporation Authorizing Preferred Stock

         |_| For           |_| Against      |_| Abstain

--------------------------------------------------------------------------------
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    (continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.


DATED: ________________________________, 1998

                    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   _____________________________________________
                                   (Signature)
                                    Name:


                                   _____________________________________________
                                   (Signature if held jointly)
                                    Name:


     Please mark, sign, date and return this proxy card promptly using the enclosed envelope.